UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

THE RESERVE PETROLEUM COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	000-8157	73-0237060
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification No.)
of incorporation or organization	File Number)

6801 Broadway Ext., Suite 300
Oklahoma City, Oklahoma 73116-9037
(Address of principal executive offices)

(405) 848-7551
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Annual Meeting. On May 30, 2013, The Reserve Petroleum Company (the “Company”) held its 2013 Annual Meeting of Stockholders.

(b) Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders:

1. – Election of Nine Directors

				Broker
Nominee	For	Against	Abstentions	Non-votes

Mason McLain	89,877	566	---	10,036
Robert T. McLain	89,813	630	---	10,036
Robert L. Savage	89,881	562	---	10,036
Marvin E. Harris	89,913	530	---	10,036
Jerry L. Crow	89,902	541	---	10,036
William M.(Bill) Smith	89,913	530	---	10,036
Doug Fuller	89,913	530	---	10,036
Cameron R. McLain	89,892	551	---	10,036
Kyle McLain	89,976	467	---	10,036

2. – Ratification of HoganTaylor LLP HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2013	99,757	113	603	---

3. – Advisory Resolution to Approve Executive Compensation	84,573	182	5,688	10,036

	1 Year	2 Year	3 Year	Abstentions
4. – Recommend Frequency of Advisory Vote Future Advisory Votes on Executive Compensation	4,054	4,606	80,812	971

Please see Item 5.07(d) below.

All nine nominated Directors were re-elected to serve for terms of one year each and the selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2013 was ratified. In addition, the stockholders approved, on an advisory basis, a resolution with respect to executive compensation and a frequency of once every three years for future advisory votes on executive compensation.

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2013.

(c) Not Applicable

(d) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation. A majority of the votes cast by the stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation once every three years. In line with this recommendation by our stockholders, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials once every three years until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our 2019 Annual Meeting of Stockholders.

Item 8.01 Other Events

On May 30, 2013, the Company’s Board of Directors approved a $10.00 per share cash dividend to be paid June 24, 2013 to the Company’s common stockholders of record at the close of business on June 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Cameron R. McLain

Cameron R. McLain

Principal Executive Officer

Date: June 3, 2013